Exhibit 10.8

SIXTH AMENDMENT TO RE-STATED

EXECUTIVE EMPLOYMENT AGREEMENT

THIS SIXTH AMENDENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Sixth Amendment”) is made effective as of the 1st day of January 2017, by and between OLD LINE BANK, a Maryland-chartered commercial bank (the “Bank” or “Employer”) and JOSEPH E. BURNETT (the “Employee”). This Sixth Amendment amends in certain respects that certain Executive Employment Agreement dated January 28, 2011, between the Bank and Employee, (the “Original Agreement”).

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement.

2.	Amendments. The Original Agreement is hereby amended as follows:

	a.	The following sentence is hereby added to the end of Section 2 of the original agreement:

“As of January 1, 2017, the Board extended the Term for one additional year, such that, as of such date, the Term was to expire as of March 31, 2019.”

	b.	Section 3(A) of the Original Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:

“The Employee’s salary under this Agreement shall be $300,000 per annum, payable on a bi-weekly basis.”

All of the provisions of the Original Agreement are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Sixth Amendment.

3.	Counterparts. The Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment, under seal, as of February 23, 2017 effective as of January 1, 2017.

WITNESS/ATTEST:	OLD LINE BANK

/s/ Cathy A. Coughlin	By:	/s/ James W. Cornelsen	(SEAL)
Cathy A. Coughlin	Name:	James W. Cornelsen
Senior Vice President and	President and Chief Executive Officer
Director of Human Resources

WITNESS:

/s/ Cathy A. Coughlin		/s/ Joseph E. Burnett(SEAL)
Joseph E. Burnett